                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                 14a-12
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(E)(2))

                                  EXACT SCIENCES CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                           EXACT SCIENCES CORPORATION

                                                        April 16, 2001

Dear Stockholder:

    You are invited to attend the annual meeting of stockholders of EXACT Sciences Corporation to be held at 10:00 a.m., eastern standard time, on Wednesday, May 16, 2001 at the offices of Testa, Hurwitz & Thibeault, LLP located at 125 High Street, Boston, MA.

    Whether or not you plan to attend the annual meeting, we urge you to sign and return the enclosed proxy so that your shares will be represented at the annual meeting. If you so desire, you can withdraw your proxy and vote in person at the annual meeting.

                                          Cordially,
                                          STANLEY N. LAPIDUS
                                          CHAIRMAN AND DIRECTOR

                           EXACT SCIENCES CORPORATION
                                 63 GREAT ROAD
                               MAYNARD, MA 01754
                                 (978) 897-2800
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TO THE STOCKHOLDERS OF EXACT SCIENCES CORPORATION:

    NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of EXACT Sciences Corporation, a Delaware corporation, will be held on May 16, 2001, at 10 a.m., eastern standard time, at the at the offices of Testa, Hurwitz & Thibeault, LLP located at 125 High Street, Boston, MA for the following purposes:

1. To elect three members of the board of directors to serve for three year terms as Class I directors, each such director to serve for such term or until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal.

2. To ratify the selection of the firm of Arthur Andersen LLP as auditors for the fiscal year ending December 31, 2001.

3. To transact such other business as may properly come before the annual meeting and any adjournments thereof.

    Only stockholders of record at the close of business on April 6, 2001, the record date fixed by the board of directors, are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

                                          By Order of the Board of Directors
                                          William J. Schnoor, Jr.
                                          SECRETARY

Boston, Massachusetts
April 16, 2001

                            ------------------------

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL.

                           EXACT SCIENCES CORPORATION
                                 63 GREAT ROAD
                               MAYNARD, MA 01754
                                PROXY STATEMENT
                                 APRIL 16, 2001

    This proxy statement is furnished in connection with the solicitation of proxies by our board of directors for use at the annual meeting of stockholders of EXACT Sciences Corporation to be held at the offices of Testa, Hurwitz & Thibeault, LLP located at 125 High Street, Boston, MA on May 16, 2001, at
10:00 a.m., eastern standard time, and any adjournments thereof. Our 2000 Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 2000, is being mailed together with this proxy statement to all stockholders entitled to vote at the annual meeting. This proxy statement and the accompanying notice and form of proxy were first sent or given to stockholders on or about April 16, 2001.

    The record date for the determination of stockholders entitled to notice of and to vote at the annual meeting has been fixed by your board of directors as the close of business on April 6, 2001. As of that date, 18,686,076 shares of common stock, par value $.01 per share, of EXACT Sciences Corporation were outstanding and entitled to vote at the annual meeting. Holders of our common stock are entitled to cast one vote for each share held of record at the close of business April 6, 2001 on each matter submitted to a vote at the annual meeting.

    Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the annual meeting and vote in person. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Secretary of EXACT Sciences Corporation, or by voting in person at the annual meeting. If a stockholder is not attending the annual meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the annual meeting. The persons named as proxies are officers and employees of EXACT Sciences Corporation. With respect to the election of directors, any stockholder submitting a proxy has a right to withhold authority to vote for any individual nominee by writing that nominee's name in the space provided on the proxy. The proxies will be voted as stated below under "Election of Directors." In addition to the election of directors, the stockholders will consider and vote upon a proposal to ratify the selection of the firm of Arthur Andersen LLP as our auditors for the fiscal year ending December 31, 2001. Where a proxy is properly signed and returned without indicating any voting instructions regarding the foregoing matters, the shares represented by the proxy will be voted FOR the proposal.

    A majority in interest of the outstanding shares of our common stock entitled to vote and represented at the annual meeting in person or by proxy shall constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the annual meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Directors are elected by a plurality of the votes cast by stockholders entitled to vote and voting on the matter at the annual meeting. On all other matters being submitted to stockholders, an affirmative vote of at least a majority of the shares present, or represented by proxy, entitled to vote and voting at the annual meeting is required for approval. Broker "non-votes" on any matter shall be deemed not to have been voted on such matter. The vote on each matter submitted to stockholders is tabulated separately.

    The board of directors knows of no other matters to be presented at the annual meeting. If any other matter should be presented at the annual meeting upon which a vote properly may be taken, shares represented by all proxies received by the board of directors will be voted with respect thereto in accordance with the judgment of the persons named in the proxies.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding beneficial ownership of our common stock as of February 28, 2001, by:

    - each person known by us to be the beneficial owner of more than 5% of our common stock;

    - each named executive officer in the Summary Compensation Table below;

    - each of our directors;

    - each person nominated to become director; and

    - all executive officers and directors as a group.

    Unless otherwise noted below, the address of each person listed on the table is c/o EXACT Sciences Corporation, 63 Great Road, Maynard, MA 01754, and each person has sole voting and investment power over the shares shown as beneficially owned except to the extent authority is shared by spouses under applicable law.

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock issuable by us to a person pursuant to options or warrants which may be exercised within 60 days after February 28, 2001 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person.

                                                                                 PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                        SHARES HELD   COMMON STOCK OUTSTANDING
------------------------------------                        -----------   ------------------------
The OneLiberty Fund Entities(1)
  150 CambridgePark Drive
  Cambridge, MA 02140.....................................   2,614,023              14.0%

Greylock Equity Limited Partnership
  One Federal Street
  Boston, MA 02110........................................   2,218,128              11.9%

The Highland Capital Partners Entities(2)
  2 International Place
  Boston, MA 02110........................................   1,658,041               8.9%

Edwin M. Kania, Jr.(3)....................................   2,624,023              14.0%

William W. Helman(4)......................................   2,228,128              11.9%

Wycliffe K. Grousbeck(5)..................................   1,668,041               8.9%

Stanley N. Lapidus(6).....................................   1,484,915               7.9%

Lance Willsey(7)
  One Newbrook Circle
  Brookline, MA 02167.....................................     621,107               3.3%

Anthony P. Shuber(8)......................................     336,875               1.8%

Barry M. Berger...........................................     209,000               1.1%

Noubar B. Afeyan(9)
  c/o NewcoGen Group, Inc.
  150 CambridgePark Drive
  Cambridge, MA 02140.....................................     213,643               1.1%

Don M. Hardison(10).......................................     164,555                  *

Richard W. Barker(11)
  2239 Fifth Street
  Berkeley, CA 94710......................................      55,650                  *

Sally W. Crawford(12)
  140 High Street
  Exeter, NH 03833........................................      51,250                  *

John A. McCarthy, Jr......................................      41,250                  *

Connie Mack, III..........................................           0                  *

All executive officers and directors as a group (11
  persons)(13)............................................   9,489,437              50.3%

------------------------

*   Indicates ownership of less than 1%

(1) Includes 2,138,233 shares beneficially owned by OneLiberty Fund III, L.P, of which One Liberty Partners III, L.P. is the general partner. Also includes 465,096 shares beneficially owned by

    OneLiberty Fund IV, L.P., of which One Liberty IV, L.L.C. is the general partner, and 10,692 shares beneficially owned by OneLiberty Advisors Fund IV, L.P.

(2) Includes 1,591,721 shares beneficially owned by Highland Capital Partners III Limited Partnership, of which Highland Management Partners III Limited Partnership is the general partner. Also includes 66,318 shares beneficially owned by Highland Entrepreneurs' Fund III Limited Partners, of which HEF III L.L.C. is the general partner.

(3) Includes shares owned by the OneLiberty Fund entities as set forth in note 1. Mr. Kania is a general partner of OneLiberty Partners III, L.P. and a general partner of OneLiberty Advisors Fund IV, L.P. Mr. Kania may be deemed to share voting and investment power with respect to such shares and disclaims any beneficial ownership of such shares. Also includes 10,000 shares issuable to Mr. Kania in connection with options that are currently exercisable.

(4) Includes 2,218,128 beneficially owned by Greylock Equity Limited Partnership, of which Greylock Equity GP, Limited Partnership is the general partner. Mr. Helman is a general partner of Greylock Equity GP, Limited Partnership. Mr. Helman may be deemed to share voting and investment power with respect to such shares and disclaims any beneficial ownership of such shares. Also includes 10,000 shares issuable to Mr. Helman in connection with options that are currently exercisable.

(5) Includes shares owned by the Highland Capital Partner entities as set forth in note 2. Mr. Grousbeck is a general partner of Highland Management Partners III Limited Partnership and a member of HEF III L.L.C.
    Mr. Grousbeck may be deemed to share voting and investment power with respect to such shares and disclaims any beneficial ownership of such shares. Also includes 10,000 shares issuable to Mr. Grousbeck in connection with options that are currently exercisable.

(6) Includes 68,750 shares held by David D. Lapidus and 68,750 shares held by Joel B. Lapidus. Also includes 10,000 shares issuable to Mr. Lapidus in connection with options that are currently exercisable.

(7) Includes 397,221 shares beneficially owned by DCF Partners L.P., of which DCF Advisors, L.L.C. is the general partner. Dr. Willsey is a limited partner of DCF Partners L.P. and a non-managing member of DCF Advisors, L.L.C. Also includes 213,886 shares beneficially owned by DCF Life Sciences Fund, of which DCF Capital Advisors Inc. is the investment advisor.
    Dr. Willsey is a limited partner of DCF Life Sciences Fund Limited and a non-managing member of DCF Capital Advisors Inc. Dr. Willsey disclaims any beneficial ownership of the shares. Also includes 10,000 shares issuable to Mr. Willsey in connection with options that are currently exercisable.

(8) Includes 61,875 shares issuable to Mr. Shuber in connection with options that are currently exercisable.

(9) Includes 108,541 shares issuable to Dr. Afeyan in connection with options that are currently exercisable.

(10) Includes 250 shares held by Don M. Hardison, III. Also includes 10,000 shares issuable to Mr. Hardison in connection with options that are currently exercisable.

(11) Includes 10,000 shares issuable to Mr. Barker in connection with options that are currently exercisable.

(12) Includes 10,000 shares issuable to Ms. Crawford in connection with options that are currently exercisable.

(13) Includes shares pursuant to notes 3-12.

    Our policy governing transactions in our securities by directors, officers and employees permits our officers, directors and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. We have been advised that our Vice President of Molecular Biology, Anthony P. Shuber, has entered into a trading plan in accordance with Rule 10b5-1 and our policy governing transactions in our securities. We anticipate that, as permitted by Rule 10b5-1 and our policy governing transactions in our securities, some or all of our officers, directors and employees may establish trading plans in the future. We intend to disclose the names of any officers and directors who establish a trading plan in compliance with Rule 10b5-1 and the requirements of our policy governing transactions in our securities in our future quarterly and annual reports on Form 10-Q and 10-K filed with the Securities and Exchange Commission. However, we undertake no obligation to update or revise the information provided herein, including for revision or termination of an established trading plan, other than in such quarterly and annual reports.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

    Our current board of directors met five times and took action by written consent four times during the fiscal year ended December 31, 2000. Each of the directors attended at least 75% of the aggregate of all meetings of the board of directors and all committees of the board of directors on which he or she then served held during fiscal 2000.

    Our compensation committee was appointed in October 2000 and consists of Messrs. Barker, Grousbeck and Kania. The compensation committee is responsible for developing executive compensation policies and administers our 1995 stock option plan, 2000 stock option and incentive plan and 2000 employee stock purchase plan. The compensation committee did not meet during fiscal 2000 and acted by written consent once during fiscal 2000.

    Our audit committee was appointed in October 2000 and consists of Ms. Crawford and Messrs. Kania and Willsey. The audit committee is responsible for reviewing the financial reports and other financial information provided by us to you or to the general public; reviewing the adequacy of our internal controls, reviewing/determining the independence of our independent auditor, and our process of compliance with laws and any codes of conduct adopted by us; and periodically reviewing our processes for producing financial data and identifying key business, financial and other risks. Our audit committee must report to the board of directors when asked to do so. The audit committee did not meet and did not act by written consent in fiscal 2000. However in the first quarter of fiscal 2001, the audit committee met once with management and once as a committee, in connection with the issuance of our financial statements for the fiscal year ended December 31, 2000.

                                   PROPOSAL I
                             ELECTION OF DIRECTORS

    Pursuant to our Sixth Amended and Restated Certificate of Incorporation, the board of directors is divided into three classes with staggered three-year terms. Three directors shall serve in each of Class I, Class II and Class III. In October 2000, the members of each class were approved by the written consent of a majority of our stockholders. Each director will hold office until that director's successor has been elected and qualified or until his earlier death, resignation or removal. The directors are elected by a plurality of votes cast by stockholders. Our by-laws state that the number of directors constituting the entire board of directors shall be determined by resolution of the board of directors. The number of directors currently fixed by our board of directors is nine.

    The nominees are Don M. Hardison, William W. Helman and Connie Mack, III as Class I directors. Shares represented by all proxies received by the board of directors and not so marked as to withhold authority to vote for any individual nominee (by writing that individual director's name where indicated on the proxy) will be voted FOR the election of all the nominees named above (unless one or more nominees are unable or unwilling to serve). The board of directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person.

OCCUPATIONS OF DIRECTORS, THE NOMINEE FOR DIRECTOR AND OFFICERS

    Set forth below is information relating to the directors, the nominee for director and executive officers of EXACT Sciences:

NAME                                               AGE                       POSITION
----                                             --------                    --------
Stanley N. Lapidus.............................     51      Chairman and Class III Director
Don M. Hardison................................     50      President and Class I Director
John A. McCarthy, Jr...........................     42      Vice President and Chief Financial Officer
Anthony P. Shuber..............................     42      Vice President of Molecular Biology
Noubar B. Afeyan, PhD..........................     38      Class I Director
William W. Helman..............................     42      Class I Director
Richard W. Barker, PhD(1)......................     52      Class II Director
Wycliffe K. Grousbeck(1).......................     39      Class II Director
Lance Willsey, MD(2)...........................     39      Class II Director
Sally W. Crawford(2)...........................     47      Class III Director
Edwin M. Kania, Jr.(1)(2)......................     43      Class III Director
Connie Mack, III...............................     60      Nominee for Class I Director

------------------------

(1) Member of Compensation Committee.

(2) Member of Audit Committee.

    STANLEY N. LAPIDUS, our founder, has served as a director since our inception in February 1995, as President since our inception to May 2000 and as Chairman since May 2000. Mr. Lapidus was an entrepreneur-in-residence at OneLiberty Ventures in 1995 which led to the founding of EXACT. In 1987, Mr. Lapidus founded Cytyc Corporation and served as its President through 1994. In addition, Mr. Lapidus has been a Research Assistant Professor in the pathology department of Tufts University

Medical School in Boston since Fall of 1994. Mr. Lapidus is an advisor of the Harvard MIT Division of Health Services and Technology and has served on the advisory board of Cooper Union School of Engineering since 1999. Mr. Lapidus has also served on the advisory board of the Harvard School of Public Health's Center for Cancer Prevention since 1995. Mr. Lapidus holds 18 issued U.S. patents and several pending U.S. patent applications. Mr. Lapidus holds a BS degree in electrical engineering from Cooper Union.

    DON M. HARDISON has served as President and Director since May 2000. From August 1998 to April 2000, Mr. Hardison was Managing Partner for Siebel Systems, Inc. From January 1996 to February 1998, Mr. Hardison was Senior Vice President of Sales and Marketing for Quest Diagnostics Inc. From April 1978 to December 1995, Mr. Hardison held various positions at SmithKline Beecham Corporation, most recently as Vice President of Sales and Marketing for SmithKline Beecham Clinical Laboratories. Mr. Hardison has an AB in political science from the University of North Carolina, Chapel Hill.

    JOHN A. MCCARTHY, JR. has served as Vice President and Chief Financial Officer since October 2000. From October 1999 to October 2000, Mr. McCarthy worked with InfoMedtrics, Inc., a developer of integrated data warehouse and decision support systems for large self-insured employers and managed care organizations, as President, Chief Operating Officer and Director and, following its merger in July 2000, as a consultant. From January 1998 to August 1999, Mr. McCarthy was general partner of Crescent Gate, L.P., a private equity fund that he co-founded. From August 1994 to January 1998, Mr. McCarthy was employed by Concentra Managed Care, Inc., a nationwide provider of managed care services to the workers' compensation, auto and disability marketplaces, most recently as President of the Managed Care Services Division. From June 1992 through
July 1994, Mr. McCarthy served as Senior Vice President and Chief Financial Officer of MedChem Products, Inc., a specialty medical device and biomaterial company. Mr. McCarthy holds a BS degree in finance from Lehigh University and an MBA from Harvard Business School.

    ANTHONY P. SHUBER, our principal scientific officer, has served as Vice President of Molecular Biology since January 1998 and as Director of Molecular Biology from June 1996 to January 1998. From October 1993 to June 1996,
Mr. Shuber was Senior Scientist and Manager of the Technical Development Laboratory for Genzyme Corporation. From 1983 to 1989, Mr. Shuber was a research scientist at Genetics Institute. Mr. Shuber holds 17 U.S. patents and has several pending U.S. patent applications in the area of applied genomics.
Mr. Shuber holds a BS and MS degree in biology from Marquette University.

    NOUBAR B. AFEYAN, PHD has served as a director since September 1997.
Dr. Afeyan is the President and CEO of NewcoGen Group Inc., a new ventures firm he founded in August 1999. NewcoGen Group Inc. is comprised of NewcoGen, a venture firm focusing on information technology and life science fields, as well as AGTC Funds, a new venture capital fund for the genomics industry. From January 1998 to August 1999, Dr. Afeyan served as Senior Vice President and Chief Business Officer of Applera Corporation (formerly PE Corporation), and remains affiliated with Applera Corporation in an advisory capacity. In
November 1987, Dr. Afeyan founded PerSeptive Biosystems, Inc. and served as its Chairman and Chief Executive Officer until it was acquired by PE Corporation in January 1998. Dr. Afeyan is also a director of Antigenics Inc. Dr. Afeyan holds a degree in chemical engineering from McGill University and a PhD in biochemical engineering from Massachusetts Institute of Technology.

    WILLIAM W. HELMAN has served as a director since May 1996. Mr. Helman has served as general partner of Greylock X Limited Partnership since 2000 and Greylock IX Limited Partnership since 1997, both venture capital funds.
Mr. Helman has been a general partner of Greylock Equity GP Limited Partnership, a venture capital fund, since 1994. Mr. Helman is also a director of Jupiter Media Metrix, Inc. Mr. Helman holds a BA from Dartmouth College and an MBA from Harvard Business School.

    RICHARD W. BARKER, PHD has served as a director since November 1999. Since January 2000, Dr. Barker has served as President and Chief Executive Officer of iKnowMed, Inc., a clinical knowledge network. From June 1996 to December 1999, Dr. Barker worked at Chiron Diagnostics Corporation, a medical diagnostics technology company, as Senior Vice President of Corporate Development from November 1998 to December 1999 and as President and Chief Executive Officer from June 1996 to November 1998. From May 1994 to May 1996, Dr. Barker served as Worldwide General Manager for Healthcare Solutions, IBM, a healthcare and information solution company. Dr. Barker is also a director of Sunquest Information Systems, Inc. Dr. Barker holds a PhD in biophysics from Oxford University.

    WYCLIFFE K. GROUSBECK has served as a director since December 1996.
Mr. Grousbeck has been a general partner of Highland Capital Partners, a venture capital fund, since August 1996 and was an associate of Highland Capital Partners from July 1995 to August 1996. Mr. Grousbeck is also a director of LivePerson, Inc. Mr. Grousbeck holds an AB in history from Princeton University, a JD from the University of Michigan and an MBA from Stanford Graduate School of Business.

    LANCE WILLSEY, MD has served as a director since May 2000. Dr. Willsey has been a founding partner of DCF Capital since July 1998. From July 1997 to July 1998, Dr. Willsey served on the Staff Department of Urologic Oncology at Dana Farber Cancer Institute at Harvard University School of Medicine. From
July 1996 to July 1997, Dr. Willsey served on the Staff Department of Urology at Massachusetts General Hospital at Harvard University School of Medicine, where he was a urology resident from July 1992 to July 1996. Dr. Willsey is also a director of Exelixis, Inc. Dr. Willsey holds a BS in physiology from Michigan State University and an MS in biology and an MD from Wayne State University.

    SALLY W. CRAWFORD has served as a director since August 1999. Ms. Crawford has been an independent healthcare consultant since January 1997. From
April 1985 to January 1997, Ms. Crawford served as Chief Operating Officer for Healthsource, Inc., a managed care organization which she co-founded.
Ms. Crawford is also a director of Chittenden Corp. and Cytyc Corporation.
Ms. Crawford holds a BA in English from Smith College and an MS in communications from Boston University.

    EDWIN M. KANIA, JR. has served as a director since September 1995.
Mr. Kania has been managing general partner of OneLiberty Ventures, a venture capital firm which he co-founded, since January, 1995. Mr. Kania also serves as a Special Partner for AGTC Funds, a specialty genomics venture capital fund.
Mr. Kania is also a director of Aspect Medical Systems. Mr. Kania holds a degree in physics from Dartmouth College and an MBA from Harvard Business School.

    CONNIE MACK, III was first elected to public office as a U.S. Congressman for the 13th district in the State of Florida in 1982. In 1988, he was elected to a six-year term in the U.S. Senate from the State of Florida and was re-elected for a second term in 1994. He did not seek re-election in 2000.

Mr. Mack was the Republican Conference Secretary from 1995 to 1997. He was Chairman of the Senate Republican Conference from 1997 to 2001 and Chairman of the Joint Economic Committee from 1999 to 2001. Mr. Mack is also a director of Darden Restaurants Inc., Genzyme Corporation and Mutual of America Life Insurance Company. Mr. Mack holds a BS in Business Administration from the University of Florida.

                       COMPENSATION AND OTHER INFORMATION
                       CONCERNING DIRECTORS AND OFFICERS

SUMMARY COMPENSATION TABLE

    The following table sets forth the annual and long-term compensation for each of the past three fiscal years of each of (i) our Chairman (ii) each of our most highly compensated executive officers who were serving as of December 31, 2000 and (iii) an officer who would have been among our four most highly compensated executive officers, but for the fact that he was not an executive officer as of December 31, 2000:

                                                                   ANNUAL
                                                                COMPENSATION       SECURITIES
                                                            --------------------   UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION                        YEAR     SALARY($)   BONUS($)   OPTIONS(#)   COMPENSATION($)
---------------------------                      --------   ---------   --------   ----------   ---------------
Stanley N. Lapidus.............................    2000     $236,667    $50,000          --                --
  Chairman & Director                              1999      210,000         --          --                --

Don M. Hardison(1).............................    2000      166,666     50,000     550,000        $190,273(3)
  President & Director

Barry M. Berger, MD............................    2000      210,000         --          --                --
  Vice President of Laboratory Medicine            1999      210,000         --          --                --

John A. McCarthy, Jr.(2).......................    2000       50,000         --     233,750                --
  Vice President & Chief Financial Officer

Anthony P. Shuber..............................    2000      160,000     50,000     178,750                --
  Vice President of Molecular Biology              1999      160,000         --          --                --

------------------------

(1) Mr. Hardison joined us as President on May 1, 2000.

(2) Mr. McCarthy joined us as Vice President and Chief Financial Officer on October 2, 2000.

(3) Consists of relocation expenses and reimbursement of taxes related thereto paid to Mr. Hardison.

    We have executed severance agreements with each of Messrs. Lapidus, Hardison, McCarthy and Shuber providing for twelve-months severance and acceleration of unvested options or termination of our right to repurchase in certain circumstances. See "Compensation Committee Interlocks, Insider Participation and Other Related Transactions" for a summary of each of these agreements.

OPTION GRANTS

    The following table provides information concerning grants of options to purchase our common stock made during the period January 1, 2000 through December 31, 2000 to our named executive officers.

                                                                                           POTENTIAL REALIZABLE VALUE
                                                                                             AT ASSUMED ANNUAL RATES
                                  NUMBER OF      PERCENT OF                                      OF STOCK PRICE
                                  SECURITIES   TOTAL OPTIONS                                 APPRECIATION FOR OPTION
                                  UNDERLYING     GRANTED TO     EXERCISE OR                          TERM(3)
                                   OPTIONS       EMPLOYEES      BASE PRICE    EXPIRATION   ---------------------------
NAME                               GRANTED     IN FISCAL YEAR     ($/SH)         DATE         5%($)          10%($)
----                              ----------   --------------   -----------   ----------   ------------   ------------
Stanley N. Lapidus..............        --            --              --             --             --             --
Don M. Hardison.................   550,000(1)      31.83%          $2.05       05/01/10    $10,709,941    $17,053,792
Barry M. Berger, MD.............        --            --              --             --             --             --
John A. McCarthy, Jr............   233,750(2)      13.53            7.27       11/28/10      2,561,437      4,078,660
Anthony P. Shuber...............   137,500(1)       7.96            0.38       03/10/10      3,050,105      4,856,783
 ................................    41,250(2)       0.39            2.05       09/22/10        803,246      1,279,034

------------------------

(1) 195,555 of these options were exercised immediately and are subject to our right to repurchase 100% of the shares until one year following the date of grant, at which time our right to repurchase terminates with respect to 20% of the shares originally granted. Thereafter, our right to repurchase terminates monthly over each of the next forty-eight months with respect to approximately 1.67% of the shares originally granted under the option. The remaining options are exercisable over a five year period beginning May 5, 2000, with 20% exercisable after one year and the remainder becoming exercisable in equal monthly installments thereafter.

(2) 41,250 of these options were exercised immediately and are subject to our right to repurchase 100% of these shares until one year following the date of grant, at which time our right to repurchase terminates with respect to 25% of the shares originally granted. Thereafter, our right to repurchase terminates monthly over each of the next thirty-six months with respect to approximately 2.08% of the shares originally granted under the option. The remaining options are exercisable over a four year period beginning October 2, 2000, with 25% exercisable after one year and the remainder becoming exercisable in equal monthly installments thereafter.

(3) Amounts in these columns represent hypothetical gains, based on our initial offering price of $14.00, that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by U.S. federal securities rules and do not represent our estimate or projection of our future common stock prices. Actual gains, if any, on stock option exercises depend on our future performance and overall stock market conditions. The amounts reflected in the table may be more or less than the amounts actually achieved.

OPTION EXERCISES AND FISCAL YEAR END VALUES

    The following table sets forth information regarding option exercises by each of the named executive officers during the fiscal year ended December 31, 2000, and the value of exercisable and unexercisable options held by the named executive officers as of December 31, 2000:

                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                     OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                                   FISCAL YEAR-END             FISCAL YEAR-END(3)
                                SHARES ACQUIRED    VALUE     ---------------------------   ---------------------------
NAME                              ON EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                            ---------------   --------   -----------   -------------   -----------   -------------
Stanley N. Lapidus............      275,000(1)    $104,995          --             --              --              --
Don M. Hardison...............      195,555(1)     400,008          --        354,445              --      $4,237,248
Barry M. Berger, MD...........           --             --          --             --              --              --
John A. McCarthy, Jr..........       41,250(2)     299,888          --        192,500              --       1,295,005
Anthony P. Shuber.............           --             --      27,500        220,000        $374,501       2,927,380

------------------------

(1) These shares are subject to our right to repurchase 100% of the shares until one year following the date of grant, at which time our right to repurchase terminates with respect to 20% of the shares originally granted. Thereafter, our right to repurchase terminates monthly over each of the next forty-eight months with respect to approximately 1.67% of the shares originally granted under the option.

(2) These shares are subject to our right to repurchase 100% of the shares until one year following either the date of grant, at which time our right to repurchase terminates with respect to 25% of the shares originally granted. Thereafter, our right to repurchase terminates monthly or each of the next thirty-six months with respect to approximately 2.08% of the shares originally granted under the option.

(3) Based on our initial public offering price of $14.00.

COMPENSATION OF DIRECTORS

    Our directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the board of directors. In addition, directors were previously eligible to participate in the 1995 stock option plan and are currently eligible to participate in our 2000 option and incentive plan. Our current directors were granted an option to purchase 10,000 shares of common stock under the 2000 stock option and incentive plan on the date the shares issued in connection with our initial public offering were sold to the underwriters. All of these options are fully vested. In addition, new directors will be granted options to purchase 10,000 shares of common stock under the 2000 stock option and incentive plan on the date they are elected to the board of directors. Each director, other than a new director, will be granted an additional option to purchase 5,000 shares of common stock at the first meeting of the board of directors following each annual stockholders meeting. Options granted to new directors and options granted at the first meeting of the board of directors following an annual stockholders meeting will be exercisable immediately, subject to our right to repurchase 100% of the shares. Our right to repurchase terminates monthly over each of the following twelve months with respect to 8.33% of the shares.

    We have agreed to pay Mr. Mack an aggregate of $45,000 per year for his service as a member of our board and committees of the board. In addition, we have also executed a consulting agreement with Mr. Mack under which he will provide certain consulting services to us.

                               BOARD OF DIRECTORS
                        REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

    As of October 2000, the compensation committee of the board of directors is responsible for developing executive compensation policies and advising your board of directors with respect to such policies and administering the 1995 stock option plan, the 2000 stock option and incentive plan and the 2000 employee stock purchase plan. Richard Barker, Wycliffe Grousbeck and Edwin Kania, all non-employee directors, are currently the members of the compensation committee. The committee's goal is to create and implement a compensation program which will attract and retain talented executives and provide incentives to management to enhance our performance by basing a significant portion of annual and long-term compensation on achievement of targeted levels of performance. Prior to the formation of the compensation committee, the board of directors reviewed salary, equity interest and bonuses for our executives.

EXECUTIVE COMPENSATION PROGRAM

    EXACT Sciences Corporation's executive compensation program consists of two elements: salary and equity interests in the form of restricted stock or stock options. In addition, the board of directors approved the payment of bonuses in limited circumstances during fiscal 2000. This program applies to our key management positions, including the position of Chairman. All of our executives also are eligible for employee benefits offered to all of our employees, including life, health, disability and dental insurance, and our 401(k) profit sharing plan and our 2000 employee stock purchase plan.

    SALARY. The salary of top management in fiscal year 2000 was set by our board of directors based on our financial position and execution of our business plan.

    EQUITY INTERESTS. Until the completion of our initial public offering in February 2001, executives were eligible to receive stock option grants under our 1995 stock option plan. Thereafter, executives are eligible to receive stock option grants or other restricted stock awards under our 2000 stock option and incentive plan. Each of these programs was designed to provide long-term performance and retention incentives for top management. An executive's participation in this program is currently determined by the compensation committee.

    Executives participating in the 1995 stock option plan and 2000 stock option and incentive plan receive stock option grants in amounts determined by the compensation committee. The stock options granted to executives under our option plans have an exercise price equal to the fair market value of our common stock at the time of grant.

    Currently, options generally provide that 25% of the shares exercisable under each option will vest one year following the date of grant and thereafter vest in equal monthly installments over the next 36 months. However, some options granted under our 1995 stock option plan are immediately exercisable subject to our right to repurchase 100% of the shares until one year following the date of grant, at which time our right to repurchase terminates with respect to 25% of the shares originally granted. Thereafter, our right to repurchase terminates monthly in equal installments over each of the next 36 months. In addition, options held by certain employees, including our key employees, generally provide that our right to repurchase shares granted will terminate upon the sale of all or substantially all of our assets, a merger or consolidation resulting in a change of control, or a sale or series of sales of our capital stock resulting in a change of control and:

    - termination of employment without cause or for any reason other than negligence or criminal misconduct, each in connection with the performance of duties;

    - substantial diminution in job responsibility; or

    - a change in location of employment more than 60 miles from our current location.

    BONUSES. We did not have an established bonus plan in fiscal 2000. At the discretion of our board of directors, bonuses were paid to certain executives in recognition of an executive's performance and in connection with the recruitment of an executive. We do not plan to issue bonuses as a part of our ongoing compensation program.

CHAIRMAN'S COMPENSATION

    Mr. Lapidus' compensation for fiscal 2000 was determined in accordance with the executive compensation program described above.

    SALARY. Mr. Lapidus' fiscal 2000 salary was initially set at $210,000 per year. In May 2000, after the successful completion of a private placement of approximately $32 million of our preferred stock and the successful recruitment of our current president, Mr. Lapidus' salary was increased to $250,000 per year.

    EQUITY INTERESTS. Mr. Lapidus was not granted any equity interests in 2000. As of February 28, 2001, Mr. Lapidus held 1,337,415 shares of our common stock. Since the inception of EXACT Sciences, Mr. Lapidus has purchased 1,072,415 shares of our common stock (including common stock received upon conversion of the Series A, B and C preferred stock upon the closing of our initial public offering) for an aggregate of $270,978.65. In addition, in consideration for a promissory note in favor of us in the aggregate of $104,000.00, Mr. Lapidus exercised options to purchase 275,000 shares of common stock, 206,000 of which remain subject our right to repurchase, which right terminates at various times through December 14, 2003.

    BONUS. Upon reviewing the progress of our business plan, including the progress of our initial public offering, Mr. Lapidus received a $50,000 bonus in fiscal 2000.

    Mr. Lapidus' total compensation for fiscal 2000 is set out in detail in the Summary Compensation Table above.

PRESIDENT'S COMPENSATION

    Mr. Hardison's compensation for fiscal 2000 was determined in accordance with the executive compensation program described previously.

    SALARY.  Mr. Hardison's fiscal 2000 salary was set at $250,000 per year.

    EQUITY INTERESTS. Mr. Hardison was granted an option to purchase 550,000 shares of our common stock when he joined us. Mr. Hardison exercised options to purchase 195,555 shares of our common stock in consideration of $100,000 and a promissory note in favor of us in the aggregate principal amount of $299,999. These options are subject to our right to repurchase 100% of the shares until May 1, 2001. Thereafter our right to repurchase terminates monthly in equal installments over the next forty-eight months. The remainder of Mr. Hardison's options are immediately exercisable and upon exercise remain subject to our right to repurchase, which terminates in the manner described above.

    BONUS. In connection with his recruitment, Mr. Hardison received a $50,000 bonus in fiscal 2000.

    Mr. Hardison's total compensation for fiscal 2000 is set out in detail in the Summary Compensation Table above.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

    In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended, we cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder. We have considered the limitations on deductions imposed by Section 162(m) of the Internal Revenue Code, and it is our present intention that, for so long as it is consistent with our overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m).

    BOARD OF DIRECTORS:

                                          Noubar B. Afeyan
                                          Richard W. Barker
                                          Sally W. Crawford
                                          Wycliffe K. Grousbeck
                                          Don M. Hardison
                                          William W. Helman
                                          Edwin M. Kania, Jr.
                                          Stanley N. Lapidus
                                          Lance Willsey

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION AND OTHER RELATED
  TRANSACTIONS

    As of October 2000, our compensation committee, consisting of Messrs. Barker, Grousbeck and Kania, is responsible for reviewing salaries and incentive compensation for our employees and consultants. Prior to the formation of our compensation committee, our board of directors reviewed salaries and incentive compensation for our employees and consultants during 2000. Stanley N. Lapidus, our Chairman, participated in deliberations of our board of directors concerning executive compensation in 2000. Don M. Hardison, our President, participated in deliberations of our board of directors concerning compensation during the period beginning May 1, 2000, the date he joined us, through October 2000. None of our executive officers has served as a director or member of the compensation committee, or other committee serving an equivalent function, of any other entity, whose executive officers served as a director or member of our compensation committee.

    In March 2000, Mr. Lapidus executed a promissory note in favor of us in the aggregate principal amount of $104,000. The note provides for 9% interest and is payable on the earlier of March 2010, two years following the closing of our initial public offering or upon the termination of Mr. Lapidus' employment.
Mr. Lapidus used the proceeds of the note to exercise options to purchase 275,000 shares of our common stock. In connection with the issuance of the note and the exercised options, Mr. Lapidus executed a pledge agreement granting us a security interest in these shares. In addition, he executed a restricted stock purchase agreement with respect to 206,250 of the shares, under which our right to repurchase terminates monthly over each of the next forty-five months with respect to 4,584 of the shares originally granted under the option. In addition, our right to repurchase shares granted under an option to Mr. Lapidus will terminate upon:

    - the sale of all or substantially all of our assets, a merger or consolidation resulting in a change of control, or a sale, or a series of sales, of our capital stock resulting in a change of control;

    - the termination of Mr. Lapidus' employment without cause or for cause other than gross negligence or

    - a diminution in Mr. Lapidus' job responsibility or reduction in his compensation; or

    - a change in location of Mr. Lapidus' employment more than 35 miles from our current location.

    We have also executed a severance agreement with Mr. Lapidus that provides that we will pay twelve months severance to Mr. Lapidus in the event that within the one-year period following a sale of all or substantially all of our assets or a merger or consolidation resulting in a change of control, any one of the following events occur:

    - the termination of Mr. Lapidus' employment for any reason other than gross negligence or criminal misconduct, each in connection with the performance of his duties;

    - a diminution in Mr. Lapidus' job responsibility or reduction in his compensation; or

    - a change in location of Mr. Lapidus' employment more than 60 miles from our current location.

    In June 2000, Don M. Hardison, our President, executed a promissory note in favor of us in the aggregate principal amount of $299,999. The note provides for 9.5% interest and is payable on June 2010. Mr. Hardison used the proceeds of the note to exercise options to purchase 195,555 shares of our common stock. In connection with the issuance of these shares, Mr. Hardison executed a restricted stock purchase agreement under which we have the right to repurchase 100% of the shares until one year following the date of the option grant, at which time our right to repurchase terminates with respect to 20% of the shares originally granted. Thereafter, our right to repurchase terminates monthly over each of the next forty-eight months with respect to 1.666% of the shares originally granted under the option. In addition, upon the sale of all or substantially all of our assets or a merger or consolidation resulting in a change of control, our right to repurchase shares granted under an option to Mr. Hardison will terminate with respect to all shares for which our right to repurchase would have terminated within one year following the change of control. Finally, following the sale of all or substantially all of our assets or a merger or consolidation resulting in a change of control, our right to repurchase shares granted under an option to Mr. Hardison will lapse in its entirety upon:

    - termination of Mr. Hardison's employment without cause or for any reason other than negligence or criminal misconduct, each in connection with the performance of his duties;

    - a diminution in Mr. Hardison's job responsibility or reduction in his compensation; or

    - a change in location of Mr. Hardison's employment more than 60 miles from our current location.

    We have executed a severance agreement with Mr. Hardison that provides that we will pay Mr. Hardison twelve months severance in the event he is terminated without cause before June 1, 2001.

We have also agreed to pay twelve months severance to Mr. Hardison in the event that during the one-year period following a sale of all or substantially all of our assets or a merger or consolidation resulting in a change of control, any one of the following events occurs:

    - termination of Mr. Hardison's employment for any reason other than gross negligence or criminal misconduct, each in connection with the performance of his duties;

    - a diminution in Mr. Hardison's job responsibility or reduction in his compensation; or

    - a change in location of Mr. Hardison's employment more than 35 miles from our current location.

OTHER RELATED TRANSACTIONS

    In April 2000, we issued an aggregate of 1,417,534 shares of Series D convertible preferred stock at $22.50 per share, which automatically converted into 2.75 shares of common stock upon the closing of our initial public offering. The following table summarizes the shares of Series D convertible preferred stock purchased by our executive officers, directors, holders of more than 5% of our outstanding stock and their affiliates.

                                                              SERIES D
NAME                                                          PREFERRED
----                                                          ---------
Stanley N. Lapidus..........................................        --
Affiliates of the OneLiberty Ventures Entities(1)...........    77,776
Greylock Equity Limited Partnership(2)......................    57,777
Affiliates of the Highland Capital Entities(3)..............    57,778
Affiliates of DCF Capital(4)................................   222,221

------------------------

(1) Mr. Edwin M. Kania, Jr., a director, is a general partner of OneLiberty Partners III, L.P., the general partner of OneLiberty Fund III, L.P.
    Mr. Kania is also managing member of OneLiberty Partners IV, L.L.C., the general partner of OneLiberty Fund IV, L.P. and a general partner of OneLiberty Advisors Fund IV, L.P.

(2) Mr. William W. Helman, a director, is a general partner of Greylock Equity GP, Limited Partnership, the general partner of Greylock Equity Limited Partnership.

(3) Mr. Wycliffe K. Grousbeck, a director, is a general partner of Highland Management Partners III Limited Partnership, the general partner of Highland Capital Partners III Limited Partnership. Mr. Grousbeck is also a member of HEF III L.L.C., the general partner of Highland Entrepreneurs' Fund III Limited Partnership.

(4) Dr. Lance Willsey, a director, is a limited partner of DCF Partners L.P. Dr. Willsey is also a limited partner of DCF Life Sciences Fund Limited and a non-managing member of DCF Capital Advisors Inc., the investment advisor of DCF Life Sciences Fund.

    John McCarthy, our Vice President and Chief Financial Officer, executed a promissory note, effective November 2000, in favor of us in the aggregate principal amount of $300,000. Mr. McCarthy has repaid $75,000 of the original principal amount, leaving an aggregate principal amount of $225,000 outstanding on the note as of December 31, 2000. The note provides for 9.5% interest and is payable in November 2010. Mr. McCarthy used the proceeds of the note to exercise options to purchase 41,250 shares of our common stock. In addition, Mr. McCarthy executed a pledge agreement granting us a security interest in 30,938 shares. In connection with the issuance of these shares, Mr. McCarthy executed a restricted stock purchase agreement under which we have the right to repurchase 100% of the shares until one year following the date of the option grant, at which time our right to repurchase terminates with respect to 25% of the shares originally granted. Thereafter, our right to repurchase terminates monthly over each of the next thirty-six months with respect to 2.083% of the shares originally granted under the option. In addition, upon the sale of all or substantially all of our assets or a merger or consolidation resulting in a change of control, our right to repurchase shares granted under an option to Mr. McCarthy will terminate with respect to all shares for which our right to repurchase would have terminated within one year following the change of control. Finally, following the sale of all or substantially all of our assets or a merger or consolidation resulting in a change of control, our right to repurchase shares granted under an option to Mr. McCarthy will lapse in its entirety upon:

    - termination of Mr. McCarthy's employment for any reason other than gross negligence or criminal misconduct, each in connection with the performance of his duties;

    - a diminution in Mr. McCarthy's job responsibility or reduction in his compensation; or

    - a change in location of Mr. McCarthy's employment more than 35 miles from our current location.

    We have also executed a severance agreement with Mr. McCarthy that provides that we will pay twelve months severance to Mr. McCarthy in the event he is terminated without cause before October 1, 2001. We have also agreed to pay twelve months severance to Mr. McCarthy in the event that during the one-year period following a sale of all or substantially all of our assets or a merger or consolidation resulting in a change of control, any one of the three events described above occurs.

    We have also executed a severance agreement with Anthony P. Shuber, our Vice President of Molecular Biology, that provides that we will pay twelve months severance to Mr. Shuber in the event that during the one-year period following a sale of all or substantially all of our assets or a merger or consolidation resulting in a change of control, any one of the following events occurs:

    - termination of Mr. Shuber's employment for any reason other than gross negligence or criminal misconduct, each in connection with the performance of his duties;

    - a diminution in Mr. Shuber's job responsibility or reduction in his compensation; or

    - a change in location of Mr. Shuber's employment more than 35 miles from our current location.

    In October 2000, we adopted a policy whereby all future transactions between us and our officers, directors and affiliates will be on terms fair to us as of the time they are authorized, approved or ratified and will be approved by a majority of disinterested members of our board of directors.

                         REPORT OF THE AUDIT COMMITTEE

    Our audit committee is composed of Sally W. Crawford, Edwin M. Kania, Jr. and Lance Willsey. None of the members of the Audit Committee is an officer or employee of EXACT Sciences, and aside from being a member of our board of directors, each is otherwise independent of EXACT Sciences (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). The audit committee operates under a written charter adopted by our Board of Directors, a copy of which is attached as Appendix A to this proxy statement.

    The audit committee has reviewed our audited balance sheets at December 31, 2000 and 1999 and the related statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2000, and has discussed them with both management and Arthur Andersen LLP, our independent public accountants. The Audit Committee has also discussed with the independent public accountants the matters required to be discussed by the Statement on Auditing Standards No. 61 (COMMUNICATIONS WITH AUDIT COMMITTEES), as currently in effect. The audit committee has received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES), as currently in effect, and has discussed with Arthur Andersen LLP that firm's independence.

    Based on its review of the financial statements and the aforementioned discussions, the audit committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000. The audit committee also recommended to the board of directors, subject to stockholder approval, the selection of Arthur Andersen LLP as our independent public accountants for the fiscal year ended December 31, 2001.

    The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

    Respectfully submitted by the audit committee.

                                          THE AUDIT COMMITTEE

                                          Sally W. Crawford
                                          Edwin M. Kania, Jr.
                                          Lance Willsey

                                  PROPOSAL II
                     RATIFICATION AND SELECTION OF AUDITORS

    The board of directors has selected the firm of Arthur Andersen LLP, independent public accountants, to serve as auditors for the fiscal year ending December 31, 2001. It is expected that a member of the firm will be present at the annual meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. Stockholder ratification of the independent public accountants of EXACT Sciences Corporation is not required under Delaware law or under our Sixth Amended and Restated Certificate of Incorporation or our Amended and Restated By-Laws. If you do not ratify the selection of Arthur Andersen LLP as the independent public accountants for the fiscal year ended December 31, 2001, the board of directors will evaluate what would be in your best interests and consider whether to select new independent public accountants for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before considering changing independent public accountants. The board of directors recommends a vote FOR the ratification of this selection.

AUDIT FEES

    In connection with professional services rendered by Arthur Andersen LLP relating to the audit of our annual statements for fiscal 2000, we were billed a total of $40,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    We have incurred no fees in connection with the design and/or implementation of a financial information system for fiscal 2000.

ALL OTHER FEES

    In addition to the fees described above, we were billed an additional $170,000 by Arthur Andersen LLP, of which $150,000 represents expenses related to our initial public offering. The audit committee has determined that the provision of these services by Arthur Andersen LLP to EXACT Sciences is compatible with maintaining the accountants' independence.

                             STOCKHOLDER PROPOSALS

    Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of our stockholders must be received at our principal executive offices not later than December 1, 2001. The deadline for providing us with timely notice of matters that stockholders otherwise desire to introduce at the next annual meeting of stockholders is December 1, 2001. In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by Certified Mail--Return Receipt Requested.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such persons are required by regulations of the SEC to furnish us with copies of all such filings. Our directors and officers and 10% stockholders were not subject to the requirements of
Section 16 of the Securities Exchange Act of 1934 until January 30, 2001, the effective date of our registration statement on Form S-1 registering shares of our common stock to be sold in our initial public offering. Therefore, no
Section 16(a) forms were filed for the year ended December 31, 2000. Based solely on our review of copies of such filings, we believe that such persons complied with all Section 16(a) filing requirements prior to the effective date of our registration statement on Form S-1.

                           EXPENSES AND SOLICITATION

    The cost of solicitation of proxies will be borne by us, and in addition to soliciting stockholders by mail, our directors, officers and other employees may, without receiving additional compensation, solicit proxies personally or by telephone. Solicitation by our directors, officers and other employees may also be made of some of our stockholders in person or by mail, telephone or telegraph following the original solicitation. We may request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the owners of our stock held in their names and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs incurred in connection with the distribution of such proxy materials. We may also retain an independent proxy solicitation firm to assist in the solicitation of proxies. If such a firm is retained, we will pay such firm a fee, plus reimbursement of reasonable costs and expenses.

                                 OTHER BUSINESS

    The board of directors knows of no business that will be presented for consideration at the annual meeting other than those items stated above. If any other business should come before the annual meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

                                                                      APPENDIX A

                           EXACT SCIENCES CORPORATION
                            AUDIT COMMITTEE CHARTER

A.  PURPOSE AND SCOPE

    The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of EXACT Corporation (the "Corporation") in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission ("SEC"), the Corporation's shareholders or to the general public, and (ii) the Corporation's internal financial and accounting controls.

B.  COMPOSITION

    The Committee shall be comprised of a minimum of three directors as appointed by the Board, who shall meet the independence and audit committee composition requirements under any rules or regulations of The Nasdaq National Market, as in effect from time to time, and each such director shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

    All members of the Committee shall either (i) be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement, or (ii) be able to do so within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

    The Board may appoint one member who does not meet the independence requirements set forth above and who is not a current employee of the Corporation or an immediate family member of such employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

    The members of the Committee shall be elected by the Board at the Board meeting following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C.  RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties the Committee shall:

DOCUMENT REVIEW

1. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

2. Review with representatives of management and representatives of the independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board whether such audited financial statements should be published in the Corporation's annual report on Form 10-K. The Committee shall also review the Corporation's quarterly financial statements prior to their inclusion in the Corporation's quarterly SEC filings on Form 10-Q.

3. Take steps designed to insure that the independent accounting firm reviews the Corporation's interim financial statements prior to their inclusion in the Corporation's quarterly reports on Form 10-Q.

INDEPENDENT ACCOUNTING FIRM

4. Recommend to the Board, the selection of the independent accounting firm, and approve the fees and other compensation to be paid to the independent accounting firm. The Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, when warranted, replace such independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

5. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board ("ISB") Standard 1, as it may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take, or recommend that the Board take, appropriate action to oversee the independence of the independent accounting firm.

6. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") 61, as it may be modified or supplemented.

7. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit.

8. Evaluate the performance of the independent accounting firm and recommend to the Board any proposed discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board and the Committee.

FINANCIAL REPORTING PROCESSES

9. In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation's internal financial and accounting controls.

COMPLIANCE

10. To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel and/or independent accounting consultants to review any matter under its responsibility.

REPORTING

11. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the Committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

EXACT SCIENCES CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

MAY 16, 2001

SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Stanley N. Lapidus, Don M. Hardison and John A. McCarthy, Jr., and each of them singly, proxies, with full power of substitution to vote all shares of stock of EXACT Sciences Corporation (the "Company") which the undersigned is entitled to vote at the annual meeting of Stockholders of EXACT Sciences Corporation to be held on Wednesday, May 16, 2001, at 10:00 a.m. Eastern time, at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA 02110 and at any adjournments thereof, upon matters set forth in the Notice of annual meeting of Stockholders and Proxy Statement dated April 16, 2001, a copy of which has been received by the undersigned.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE


SEE REVERSE
   SIDE

                        PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!



                      ANNUAL MEETING OF STOCKHOLDERS
                        EXACT SCIENCES CORPORATION


                               MAY 16, 2001






                Please Detach and Mail in the Envelope Provided


A

/X/

Please mark your
votes as in this
example.

                        FOR all nominees           WITHHOLD
                    listed at right (except    AUTHORITY to vote
                       as written to the        for all nominees
                        contrary below)          listed at right
1. To elect three           /  /                       /  /         NOMINEES: Don M. Hardison
   members to                                                                 William W. Helman
   the board of                                                               Connie Mack, III
   directors to serve
   for three-year
   terms as Class 1
   Directors:

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE
FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S)
OF THE NOMINEE(S) BELOW:

---------------------------------------------








                                                       FOR    AGAINST   ABSTAIN
2. To ratify the selection of the firm of Arthur       /  /     /  /     /  /
   Andersen LLP as auditors FOR the fiscal year ending December 31, 2001.

3. To transact such other business as may properly come before the annual meeting and any adjournment thereof.


MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  /  /


THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF
NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF DIRECTORS AND FOR THE PROPOSAL IN ITEM 2.


I/We will attend the annual meeting     /  /     /  /
                                        YES       NO

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE


Signature of Stockholder
                         --------------------------------

Signature if held jointly                                 Date:          , 2001
                         --------------------------------      ----------


NOTE: Please sign exactly as name appears above. Joint owners must both sign.
      Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by authorized person.